EXHIBIT 32.1



                Certification of Chief Executive Officer and and
                       Chief Financial Officer pursuant to
                    Section 906 of the Sarbanes-Oxley Act of
                                      2002
 regarding Quarterly Report on Form 10-QSB for the quarter ended March 31, 2007
 ------------------------------------------------------------------------------

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of a Texas corporation (the "Company"), does hereby certify that:

         1. The Company's Quarterly Report on Form 10-QSB for the fiscal period ended March 31, 2007, (the Form 10Q-SB) fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:    May 15, 2007             By:      /s/ Steven L. Sample
         ------------             ------------------------------------------
                                  Steven L. Sample
                                  Chief Executive Officer and Principal
                                  Financial Officer